Exhibit 10.18

AMENDMENT NO. 10

TO

SUBCONTRACT AGREEMENT

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

This AMENDMENT NO. 10 (this “Amendment”) is made and entered into as of July     , 2005, by and between Alcatel USA Marketing, Inc., a corporation organized under the laws of the State of Delaware (“Alcatel”), and Goodman Networks, Inc. a corporation organized under the laws of the State of Texas (“Supplier”).

WITNESSETH:

WHEREAS, Alcatel and Supplier are parties to the Subcontract Agreement, dated as of September 30, 2001 (as amended prior to the date hereof, the “Agreement”);

WHEREAS, Alcatel and Supplier desire to amend the Agreement, upon the terms and subject to the conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments. The following Attachments, which are attached hereto, are hereby added to Exhibit C to the Agreement:

Attachment V, *****

Attachment VI, Steering Committee

Attachment VII, *****

2. VAR Opportunity. Alcatel will (subject to mutual agreement on the applicable terms and conditions, which shall be set forth in a VAR agreement separate from the Agreement) give Supplier an opportunity to become a VAR ***** if Supplier can meet or exceed Alcatel USA’s standard requirements for the VAR *****

3. Continuing Effect. Except as expressly modified by this Amendment, the Agreement remains in full force and effect as of the date hereof.

Network Services Division – Subcontract Agreement

Amendment No. 10

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4. Counterparts and Signatures. The parties may execute any number of counterparts to this Amendment, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement. A copy or facsimile of the signature on this Amendment of any authorized representative of either party shall have the same force and effect as an original thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the introductory paragraph hereof.

GOODMAN NETWORKS, INC.		ALCATEL USA MARKETING, INC.

By:	/s/ John Goodman	By:	/s/ Danny Wade
Name:	John Goodman	Name:	Danny Wade
Title:	CEO	Title:	Sr. VP Quality, Services & Operations
Address:	2150 Hutton Drive Carrollton, Texas 75006	Address:	3400 West Plano Parkway Plano, Texas 75075

Network Services Division – Subcontract Agreement

Amendment No. 10

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Attachment V

to Exhibit C

*****

B. *****

C. Services. The outsourced services Include only ***** services staffing that are ***** to be performed in United States. However, such services shall not include the services described on Attachment VII to be performed by Supplier with respect to the ***** Project.

D. Competitive Pricing. Supplier’s pricing shall be evaluated by Alcatel based on the total cost of Supplier’s proposal to Alcatel, and shall be deemed to be competitive for purposes of this Attachment only if such pricing, as evaluated with other comparable bidders bidding an equivalent scope of work, is less than or equal to the average total cost to Alcatel proposed by such comparable bidders for the particular project (including Supplier).

E. Minimum Performance Criteria *****. The minimum performance criteria ***** are as follows:

1.	Supplier will maintain a “Satisfactory” Scorecard rating ***** in accordance with the existing Scorecard procedure in place between Alcatel and Supplier, as identified in Section 5 of Exhibit C, Statement of Work for ***** Services (SOW) of the Agreement. This rating will be reported monthly through the Supplier Scorecard and evaluated quarterly. The first review period will be during months 4, 5 and 6 after the signing date of Amendment No. 10. There will be four review periods per year, each held within 10 business days after the end of the calendar quarter. The existing Scorecard will be utilized for the first review period of the Agreement term only if a revised Scorecard has not been implemented for a minimum 3 months prior to the first review. Supplier will have an opportunity to review and provide input to the revised Scorecard, however Alcatel will make the final approval on Scorecard content.

Alcatel will endeavor to minimize redundant performance criteria.

If Supplier does not maintain a “Satisfactory” or above rating, for a minimum of ***** of any ***** review period, Supplier will be placed on probation. If Supplier is not able to improve its rating to “Satisfactory” for a minimum of ***** of the subsequent review period, then Alcatel will have no obligation to maintain the ***** for the next ***** period.

If Supplier is not able to maintain a “Satisfactory” Scorecard rating during any three review periods in a consecutive ***** period *****, or if Supplier is not able to maintain a “Satisfactory” Scorecard rating during at least ***** in a consecutive ***** period, then Alcatel will have no obligation to ***** for the remainder of the ***** period after the date of Amendment No. 10.

Network Services Division – Subcontract Agreement

Amendment No. 10

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.	As a result of activity ***** directly attributable to Supplier, Supplier shall not have been responsible for more than ***** unplanned outages on all ***** jobs performed during any ***** period after the signing date of Amendment No. 10.

If Supplier exceeds the allowable outage level in any ***** period, then Alcatel will have no obligation to ***** for the next ***** period.

If Supplier exceeds the allowable outage for *****, then Alcatel will have no obligation to ***** for the remainder of the ***** period after the date of Amendment No. 10.

3.	In accordance with Section 4.3 of Exhibit C, SOW, Supplier shall maintain a skill level assessment of 100%, as evaluated annually. If Supplier fails at any time to maintain such a skill level, then Supplier will be placed on probation for the following review. If Supplier fails to successfully complete the skill level assessment during the following review period, then Alcatel will have no obligation to ***** for the remainder of the ***** period after the date of Amendment No. 10.

4.	Supplier shall maintain its Tier 1 (or like) status with ***** where it is currently a Tier 1 vendor. If Supplier fails at any time to maintain such status, then Alcatel will have no obligation to ***** until Supplier regains such Tier 1 status.

F.	***** The minimum performance criteria required ***** are as follows.

1.	Supplier shall be in compliance with the minimum performance criteria ***** set forth above.

2.	Supplier shall not have been responsible for more than *****.

3.	Supplier shall have maintained a Scorecard rating of *****. The Scorecard rating is identified in Section 5 of Exhibit C, Statement of Work for ***** Services (SOW) of the Agreement. As noted in D.1 above, the existing Scorecard will be revised and the revised Scorecard will be used following the first review period.

4.	Supplier shall have achieved ***** on-time project completion for the prior three-month review period. *****

If all of the above minimum criteria are met, then Alcatel will use commercially reasonable efforts to *****. If at any time any of the above minimum criteria is not met, then Alcatel will have no obligation to *****. If at any time after such an event all of the above minimum criteria are again met, then Alcatel shall again use commercially reasonable efforts to *****.

Network Services Division – Subcontract Agreement

Amendment No. 10

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

If at any time, Supplier is unable to satisfactorily maintain adequate service support personal for purposes of delivering ***** services as described in section B, both parties will renegotiate a revised schedule for service *****. Such action will be taken to ensure Alcatel Customer Quality.

G. *****

1.	*****

2.	The first review ***** shall occur at the one year anniversary of the signing date of this Amendment No. 10. Subsequent reviews will occur ***** after the first review and continue every ***** until the end of the Amendment term. The reviews shall Include reporting on ***** performance criteria. ***** reviews and feedback on ***** projects will commence ***** from the signing date of this Amendment 10.

3.	If Alcatel offers to engage Supplier to perform any of the services set forth above, but Supplier is unable to accept such offer because it lacks the necessary staffing or for any other reason, then *****, if applicable, the value of such services shall be removed *****.

4.	Alcatel’s *****, if applicable, shall be measured only at the end of each ***** period following the signing date of Amendment No. 10. Alcatel shall not be obligated to ***** any other particular time during the ***** period following the date of Amendment No. 10.

H. ***** For the purposes of determining ***** (as defined in the Third Amended and Restated Shareholders’ Agreement, dated as of the date of Amendment No. 10) for any particular period, *****

I. Canada Services. If Supplier establishes a business entity in Canada and demonstrates to the reasonable satisfaction of Alcatel that Supplier has the capability to perform the services contemplated by this Attachment in Canada and has reasonable prospects, other than Alcatel, to perform additional such services in Canada, then ***** Alcatel Canada Inc. (Alcatel’s affiliate in Canada) *****, and Supplier will, negotiate in good faith terms and conditions reasonably similar to those set forth in the Agreement and this Attachment *****.

Network Services Division – Subcontract Agreement

Amendment No. 10

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Attachment VI

to Exhibit C

Steering Committee

Formation/Members: Upon execution of this Amendment 10, the Parties shall establish a Steering Committee, which shall be comprised of ***** members — *****. The members shall include, *****: (i) Member from the Business Development Team within the relevant Business Division or Functional Organization ; (ii) Member of senior management for relevant Business Division or Functional Organization (the “Senior Member”); and (iii) Member of Finance *****. One of the members described in the foregoing shall be designated as each Party’s Project Manager. All expenses incurred by a member of the Steering Committee shall be borne by the Party designating such member in accordance with such arrangements as may be established between such member and such Party.

Meeting schedule and venue: The Steering Committee shall hold regular meetings, either in person or telephonic, on a quarterly basis or more frequently, as deemed necessary by the Committee members. However, the Steering Committee shall in no event meet less frequently than 4 times per year. A minimum of two of the meetings must be held in person. Meeting locations shall be mutually agreed by Members.

A request for the convening of a meeting of the Steering Committee shall be in writing, shall set forth the proposed date and place of such meeting, and shall be delivered not less than ten (10) days prior to the date proposed for the meeting, unless a shorter period is agreed to by at least ***** members of the Steering Committee designated by Alcatel and at least ***** members of the Steering Committee designated by Supplier.

Responsibilities: The Steering Committee shall be responsible for matters reasonably decided by the Steering Committee which at a minimum shall include matters relating to: (i) alignment of Parties’ TBD (Services) strategies; (ii) review of performance criteria; (iii) resolution of outstanding disputes and issues escalated to Steering Committee; (iv) assessment and improvement of the cooperation of the Parties; and (v) review of milestones and status of major projects

Any actions and decisions by the Steering Committee shall require either the approval of the majority of the members in attendance (in person or by conference telephone) at a meeting at which a quorum ***** is present, which shall be set forth in minutes of the proceedings of the Steering Committee subscribed by the members, or the unanimous written consent of all of its members setting forth the actions or decisions taken.

Deadlock: If the Steering Committee is unable to decide or resolve an issue at a meeting at which a quorum is present or by the unanimous written consent of all members, the issue shall be referred to *****. Such ***** shall meet promptly thereafter and shall negotiate in good faith to resolve such issue. If they cannot resolve the issue within thirty (30) days of commencing such negotiations and the issue involves an alleged Material Breach, the Parties will *****.

Network Services Division – Subcontract Agreement

Amendment No. 10

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Attachment VII

To Exhibit C

*****

Alcatel will contract Supplier to perform the *****. The scope of work associated to this project is incorporated as Exhibit X of the Subcontract Agreement. The scope of work can not change without written approval by Alcatel. Any work performed without prior approval will not be reimbursed and will not be considered as part of the scope of work. If the scope of work changes to increase the overall cost of the project beyond the ***** cost, Supplier will be compensated for the increased scope at a mutually negotiated value. Any variance as a result of cost over runs due to anything other than approved Scope Change will be the sole responsibility of Supplier.

In addition, Supplier is eligible for ***** following successful completion of each Phase of the entire Project. The ***** Project, which will involve Supplier, is divided into two phases: Phase 1 a and Phase 3. This ‘successful completion’ of each phase will be measured based on achieving the target cumulative number of ***** by the mutually agreed date.

Phase la completion requirements:

*****

Phase 3 completion requirements:

*****

In addition, ***** is dependent upon Alcatel’s successful receipt of Customer acceptance for each phase of the ***** Project, without delay due to the result of Supplier performance issues documented by either Alcatel or the Customer.

Network Services Division – Subcontract Agreement

Amendment No. 10

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.